Exhibit 99.2

Loan Relief Program Update October 5, 2020

FORWARD-LOOKING STATEMENTS

This document contains, and future oral and written statements of QCR Holdings, Inc. (the "Company") and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "predict," "suggest," "appear," "plan," "intend," "estimate," "annualize," "may," "will," "would," "could," "should" or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies (including the impact of the 2020 presidential election and the impact of tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations); (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID-19 pandemic in the United States), or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices (including the new current expected credit loss (CECL) impairment standards, that will change how the Company estimates credit losses when implemented); (iv) changes in state and federal laws, regulations and governmental policies concerning the Company's general business; (v) changes in interest rates and prepayment rates of the Company's assets (including the impact of LIBOR phase-out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; and (xi) unexpected outcomes of existing or new litigation involving the Company. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.

Supporting our Clients | QCRH Loan Relief Program The QCRH LRP offers immediate payment relief to consumer and small business loan clients. Loan Relief Program Round Two Participation, as of Sept. 30: • 238 total loans/leases representing $83MM, or 1.95% of total loans/leases Loan Relief Program Impact on NPAs: • One loan totaling $1.3 million received a second deferral and is classified as a nonperforming asset, as of Sept. 30, 2020. This was unrelated to COVID - 19. QCRH Loan Relief Program (LRP) LOAN RELIEF 3

LOAN RELIEF A breakdown of the industries for Round One and Round Two as of Sept. 30: Bank Loan Relief Program (LRP) by Industry 4 Industry Round 1 Round 2 Total Amount (in millions) % of Total Loans/Leases Total Amount (in millions) % of Total Loans/Leases % of Loans in Industry Segment All Investment Real Estate $251 5.91% $9 0.21% 0.52% Retail ( Including Automotive ) $75 1.76% $1 0.02% 0.31% Consumer $42 0.99% $2 0.05% 0.91% Hotels $38 0.89% $36 0.85% 42.86% Media and Telecommunications $29 0.68% $13 0.31% 32.77% Health Care and Social Assistance $22 0.52% $2 0.05% 0.81% All Other $18 0.42% $1 0.02% N/A Construction $10 0.24% $0 0.00% 0.00% Other Services $10 0.24% $1 0.02% 0.55% Arts, Entertainment and Recreation $8 0.19% $3 0.07% 10.99% Restaurants (Limited & Full Service) $8 0.19% $1 0.02% 1.72% Manufacturing $6 0.14% $0 0.00% 0.00% Management of Companies and Enterprises $5 0.12% $0 0.00% 0.00% m2 Lease Funds $53 1.24% $14 0.33% N/A TOTAL $575 13.53% $83 1.95% N/A